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                                   EXHIBIT 21

                 SUBSIDIARIES OF EMMIS BROADCASTING CORPORATION

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
                                                                                       Other Names
                                                    Jurisdiction of                    Under Which
                 Subsidiary                          Incorporation                  Business is Done
                 ----------                         ---------------                 ----------------
Emmis FM Broadcasting
  Corporation of Indianapolis                           Indiana                           WENS

Emmis FM Broadcasting
  Corporation of St. Louis                              Indiana                           KSHE

KPWR, Inc.                                              Indiana                             --

Emmis Broadcasting
  Corporation of New York                               Indiana                           WQHT

Emmis FM Broadcasting
  Corporation of Chicago                                Indiana                           WKQX

Emmis FM License
  Corporation of Indianapolis                           Indiana                             --

Emmis FM License
  Corporation of St. Louis                              Indiana                             --

KPWR License, Inc.                                      Indiana                             --

Emmis License
  Corporation of New York                               Indiana                             --

Emmis FM License
  Corporation of Chicago                                Indiana                             --

Emmis Meadowlands Corporation                           Indiana                             --

Emmis Publishing Corporation                            Indiana                   Indianapolis Monthly
                                                                                     Atlanta Monthly

Duncan American Radio, Inc.                             Indiana                             --

Emmis Radio Broadcasting Corporation                    Indiana                             --

Emmis AM Radio Corporation of Indianapolis              Indiana                           WIBC

Emmis FM Radio Corporation of Indianapolis              Indiana                           WNAP

Emmis AM Radio License Corporation of
 Indianapolis                                           Indiana                            --

Emmis FM Radio License Corporation of
 Indianapolis                                           Indiana                            --

Emmis Holding Corporation of New York                   Delaware                           --

Emmis Radio Corporation of New York                     Delaware                          WRKS

Emmis Radio License Corporation of New York             Indiana                            --

Emmis Broadcasting Corporation                          Indiana                            --
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